Exhibit 99.1

The Navigators Group, Inc.

CORPORATE NEWS

Navigators Reports First Quarter 2018 Earnings

Net Income up 46.3% and Record Quarterly Operating Earnings

Stamford, CT – May 7, 2018 -- The Navigators Group, Inc. (NASDAQ:NAVG) reported Net Income of $30.9 million, or $1.02 per diluted share, for the three months ended March 31, 2018 compared to $21.1 million, or $0.70 per diluted share, for the same period in 2017. Net Operating Earnings1 were $32.9 million, or $1.09 per diluted share, for the three months ended March 31, 2018 compared to $20.4 million, or $0.68 per diluted share, for the same period in 2017.

Gross Written Premiums and Net Written Premiums for the three months ended March 31, 2018 were $495.2 million and $393.3 million, respectively, increasing 10.0% and 16.6%, respectively, from the comparable period in 2017. The Combined Ratio for the three months ended March 31, 2018 was 94.0%, compared to 96.4% for the same period in 2017.

Net Investment Income for the three months ended March 31, 2018 was $23.7 million, an increase of 10.5% as compared to the same period in 2017. The annualized pre-tax investment yield, excluding Total Net Realized and Unrealized Gains and Losses recognized in the Results of Operations, was 2.7% for the three months ended March 31, 2018 and 2017.

Other Income (Loss) for the three months ended March 31, 2018 was $(0.1) million, compared to $1.1  million for the same period in 2017. Other Income (Loss) for the three months ended March 31, 2018 included revenue from the sale of renewal rights for the Company’s fixed-premium protection and indemnity (“P&I”) business, offset by net realized and unrealized foreign exchange losses. Other Income (Loss) for the same period in 2017 primarily consisted of net realized and unrealized foreign exchange gains.

Stan Galanski, President and Chief Executive Officer, commented, “We are very  pleased with our financial performance for the first quarter, reporting strong net income, a record level of operating earnings, double digit premium growth and underwriting profit in all three of our reporting segments. GlobalRe was a stand-out, achieving significant premium growth, driven by our Accident & Health and Latin American business, and a combined ratio of 86.6%. Importantly, our International Insurance reporting segment returned to profitability, reflecting the concerted effort to re-position our portfolio by exiting non-performing product lines and reducing our cost structure. Our U.S. Insurance reporting segment produced profitable results, consistent with our expectations, while achieving growth in our Marine and Professional Liability operating segments during the quarter.”

As disclosed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, accounting guidance for financial instruments changed under the Financial Accounting Standards Board’s Accounting Standard Update 2016-01 (“ASU 2016-01), which upon adoption as of January 1, 2018, required Equity Securities to be measured at Fair Value through Net Income. Prior to adoption, these securities were classified as Available-For-Sale with unrealized gains and losses excluded from Net Income and reported in Accumulated Other Comprehensive Income. The adoption of this guidance required a cumulative-effect adjustment as of the adoption date that moved the unrealized gains and losses, net of tax, from Accumulated Other Comprehensive Income to Retained Earnings. As a result of this guidance, for 2018 and forward, the Results of Operations will be impacted by the volatility in the performance of these Equity Securities. The unrealized gains and losses on Equity Securities will be excluded from Net Operating Earnings.

The Company’s investment portfolio mainly consists of fixed income securities with an average quality rating of “AA-/Aa3” as defined by S&P and Moody’s, respectively, with an effective duration of 3.5 years as of March 31, 2018. As of March 31, 2018, Net Unrealized Losses within the Available-For-Sale investment portfolio recognized in Accumulated Other Comprehensive Income were

1 Net Operating Earnings is a “non-GAAP financial measure” as defined in Regulation G. A reconciliation of Net Income (the nearest GAAP financial measure) to Net Operating Earnings is provided on page 4 of this release, as is a discussion of the rationale for the presentation of this item.

News Release

May 7, 2018

$(16.6) million, a decrease of $(58.0) million compared to December 31, 2017. Included in this decrease was the reclassification of $11.8 million of net unrealized gains, before tax, from Accumulated Other Comprehensive Income to Retained Earnings as a result of adopting ASU 2016-01.

The Company recognized $(2.0) million of Total Net Realized and Unrealized Losses within the Results of Operations for the three months ended March 31, 2018, compared to $(44) thousand of Total Net Realized and Unrealized Losses for the same period in 2017. The Net Realized and Unrealized Losses within the Results of Operations for the three months ended March 31, 2018 included $(3.2) million of net unrealized losses on Equity Securities.

The effective tax rate was 16.8% for the first quarter of 2018, which compares to 26.6% for the same period in 2017, primarily as a result of changes related to 2017 tax reform.

Stockholders’ Equity was $1.2 billion, or $40.96 per share, as of March 31, 2018 compared to $41.55 per share, as of December 31, 2017.

During the three months ended March 31, 2018, the Company declared and paid a quarterly cash dividend of $0.07 per share of Common Stock.

The Company will hold a conference call on Tuesday, May 8, 2018 starting at 8:30 a.m. (ET) to discuss the 2018 first quarter results. The call will be available via live webcast on Navigators’ website (www.navg.com).

To participate by telephone, the domestic dial-in number is 800-850-2903 and the international dial-in is 224-357-2399. Participants may also connect to the webcast at: https://edge.media-server.com/m6/p/di3vjch8.

The Navigators Group, Inc. is an international specialty insurance holding company with operations in the United States, the United Kingdom, Continental Europe and Asia.

This press release may contain “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Whenever used in this release, the words “estimate,” “expect,” “believe” or similar expressions are intended to identify such forward-looking statements. Forward-looking statements are derived from information that we currently have and assumptions that we make. These forward-looking statements include statements on the financial impact of tax reform. We continue to assess the tax accounting effects of tax reform. We cannot assure that results that we anticipate will be achieved, since results may differ materially because of known and unknown risks and uncertainties that we face. Please refer to Navigators’ most recent reports on Forms 10-K and 10-Q and its other filings with the Securities and Exchange Commission for a description of Navigators’ business and the important factors that may affect that business. Navigators’ undertakes no obligation to publicly update or revise any forward-looking statement.

Contact:	Ciro M. DeFalco
Executive Vice President and Chief Financial Officer
(203) 905-6343
cdefalco@navg.com
www.navg.com

News Release

May 7, 2018

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

FINANCIAL HIGHLIGHTS

(Unaudited)

	Three Months Ended
amounts in thousands, except per share amounts	March 31,
Results of Operations	2018	2017	Change

Gross Written Premiums	$495,224	$450,305	10.0%
Net Written Premiums	393,262	337,163	16.6%

Revenues:
Net Earned Premiums	$322,627	$286,131	12.8%
Net Investment Income	23,702	21,448	10.5%
Net Realized and Unrealized Gains (Losses):
Total Other-Than-Temporary Impairment Losses	(37)	(1,077)	(96.5%)
Portion of Loss Recognized in Other Comprehensive Income (Before Tax)	37	(16)	NM
Net Other-Than-Temporary Impairment Losses Recognized In Earnings	—	(1,093)	NM
Net Realized Gains on Investments Sold	1,169	1,049	11.4%
Net Unrealized Losses on Equity Securities at Fair Value	(3,181)	—	NM
Total Net Realized and Unrealized Losses	(2,012)	(44)	NM
Other Income (Loss)	(117)	1,068	NM
Total Revenues	$344,200	$308,603	11.5%

Expenses:
Net Losses and Loss Adjustment Expenses	$186,145	$169,600	9.8%
Commission Expenses	54,152	47,844	13.2%
Other Operating Expenses	62,926	58,538	7.5%
Interest Expense	3,864	3,861	0.1%
Total Expenses	$307,087	$279,843	9.7%

Income Before Income Taxes	$37,113	$28,760	29.0%

Income Tax Expense	6,235	7,650	(18.5%)

Net Income	$30,878	$21,110	46.3%

Per Share Data

Net Income Per Common Share:
Basic	$1.04	$0.72	44.7%
Diluted	$1.02	$0.70	45.6%

Average Common Shares Outstanding:
Basic	29,595	29,283
Diluted	30,137	30,000

Underwriting Ratios
Loss Ratio	57.7%	59.3%
Expense Ratio	36.3%	37.1%
Combined Ratio	94.0%	96.4%

Balance Sheet Data	March 31,	December 31,
	2018	2017
Stockholders' Equity	$1,216,952	$1,225,965	(0.7%)
Book Value per Share	$40.96	$41.55	(1.4%)

NM - Percentage change not meaningful.

News Release

May 7, 2018

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

NON-GAAP RECONCILIATION OF NET INCOME TO NET OPERATING EARNINGS

(Unaudited)

In this release, we present Net Operating Earnings, which is a “non-GAAP financial measure” as defined in Regulation G.

Net Operating Earnings is comprised of Net Income excluding After-Tax Total Net Realized and Unrealized Gains (Losses), After-Tax Foreign Exchange Gains (Losses), and the Net Gain on Disposition of Product Line recognized in the Results of Operations.

We believe this presentation enhances the understanding of the results of operations by highlighting the underlying profitability of the business and enables investors and other users of the financial information to analyze underlying business performance in a manner similar to management. We also believe this measure follows industry practice and, therefore facilitates comparison of our performance with our peer group.

The following tables provide a reconciliation of Net Income (the nearest GAAP financial measure) to Net Operating Earnings:

	Three Months Ended March 31, 2018			Three Months Ended March 31, 2017			% Change
amounts in thousands, except per share amounts	Pre-Tax	Tax (1)	After-Tax	Pre-Tax	Tax (1)	After-Tax	QTD
Net Income	$37,113	$(6,235)	$30,878	$28,760	$(7,650)	$21,110	46.3%
Adjustments to Net Income:
Total Net Realized and Unrealized Losses	2,012	(422)	1,590	44	(15)	29	NM
FX Losses (Gains)	1,522	(320)	1,202	(1,123)	393	(730)	NM
Net Gain on Disposition of Product Line	(948)	199	(749)	—	—	—	NM
Net Operating Earnings	$39,699	$(6,778)	$32,921	$27,681	$(7,272)	$20,409	61.3%

Average Common Shares Outstanding:
Basic			29,595			29,283
Diluted			30,137			30,000

Net Operating Earnings per Common Share:
Basic			$1.11			$0.70
Diluted			$1.09			$0.68

(1) - Tax impact is estimated by applying the statutory rates of applicable jurisdictions, after consideration of any other relevant factors.

NM - Percentage change not meaningful.

News Release

May 7, 2018

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

	March 31,	December 31,
	2018	2017
amounts in thousands, except per share amounts	(Unaudited)
ASSETS
Investments:
Fixed Maturities, available-for-sale, at fair value (amortized cost: 2018: $2,987,492; 2017: $3,027,408)	$2,970,934	$3,057,054
Equity Securities, at fair value (cost: 2018: $245,754; 2017: $224,159)	254,394	235,981
Other Invested Assets	35,276	30,488
Short-Term Investments, available-for-sale, at fair value (amortized cost: 2018: $6,707; 2017: $6,477)	6,704	6,480
Total Investments	$3,267,308	$3,330,003
Cash and Cash Equivalents	165,177	102,735
Restricted Cash and Cash Equivalents	58,956	56,229
Premiums Receivable	413,253	351,393
Prepaid Reinsurance Premiums	228,902	228,569
Reinsurance Recoverable on Paid Losses	82,506	72,494
Reinsurance Recoverable on Unpaid Losses and Loss Adjustment Expenses	790,388	809,765
Deferred Policy Acquisition Costs	151,661	135,249
Accrued Investment Income	20,738	19,480
Goodwill and Other Intangible Assets	6,668	6,596
Current Income Tax Receivable, Net	10,497	16,667
Deferred Income Tax, Net	31,026	22,271
Other Assets	81,686	73,171
Total Assets	$5,308,766	$5,224,622

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
Reserves for Losses and Loss Adjustment Expenses	$2,521,827	$2,515,145
Unearned Premiums	1,059,085	987,681
Reinsurance Balances Payable	128,919	136,192
Senior Notes	263,926	263,885
Payable for Investments Purchased	23,776	—
Accounts Payable and Other Liabilities	94,281	95,754
Total Liabilities	$4,091,814	$3,998,657

Stockholders' Equity:
Preferred Stock ($.10 par value per share, authorized 1,000 shares, none issued)	$—	$—

Common Stock ($.10 par value per share, authorized 50,000 shares, issued 36,733 shares for 2018 and 36,530 shares for 2017)	3,670	3,650
Additional Paid-In Capital	372,866	376,868
Treasury Stock, at cost (7,023 shares for 2018 and 2017)	(155,801)	(155,801)
Retained Earnings	1,015,109	981,380
Accumulated Other Comprehensive Income	(18,892)	19,868
Total Stockholders' Equity	$1,216,952	$1,225,965
Total Liabilities and Stockholders' Equity	$5,308,766	$5,224,622

News Release

May 7, 2018

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Segment Information

(Unaudited)

	Three Months Ended March 31, 2018
	U.S.	Int'l
amounts in thousands	Insurance	Insurance	GlobalRe	Corporate (1)	Total
Gross Written Premiums	$239,928	$127,872	$127,424	$—	$495,224
Ceded Written Premiums	(66,581)	(28,888)	(6,493)	—	(101,962)
Net Written Premiums	173,347	98,984	120,931	—	393,262

Net Earned Premiums	$172,913	$93,210	$56,504	$—	$322,627
Net Losses and LAE	(110,422)	(45,843)	(29,880)	—	(186,145)
Commission Expenses	(20,861)	(19,756)	(13,768)	233	(54,152)
Other Operating Expenses	(36,991)	(20,530)	(5,405)	—	(62,926)
Other Underwriting Income (Expense)	98	—	138	(233)	3

Underwriting Profit	$4,737	$7,081	$7,589	$—	$19,407

Net Investment Income				23,702	23,702
Total Net Realized and Unrealized Losses				(2,012)	(2,012)
Interest Expense				(3,864)	(3,864)
Other Loss				(120)	(120)
Income Before Income Taxes	$4,737	$7,081	$7,589	$17,706	$37,113
Income Tax Expense				(6,235)	(6,235)
Net Income					$30,878

Losses and LAE Ratio	63.9%	49.2%	52.9%		57.7%
Commission Expense Ratio	12.1%	21.2%	24.4%		16.8%
Other Operating Expense Ratio (2)	21.3%	22.0%	9.3%		19.5%
Combined Ratio	97.3%	92.4%	86.6%		94.0%

(1) - Includes Corporate segment intercompany eliminations.

(2) - Includes Other Operating Expenses and Other Underwriting Income (Expense).

News Release

May 7, 2018

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Segment Information

(Unaudited)

	Three Months Ended March 31, 2017
	U.S.	Int'l
amounts in thousands	Insurance	Insurance	GlobalRe	Corporate (1)	Total
Gross Written Premiums	$237,605	$141,860	$70,840	$—	$450,305
Ceded Written Premiums	(61,487)	(46,593)	(5,062)	—	(113,142)
Net Written Premiums	176,118	95,267	65,778	—	337,163

Net Earned Premiums	$164,004	$84,086	$38,041	$—	$286,131
Net Losses and LAE	(98,826)	(50,705)	(20,069)	—	(169,600)
Commission Expenses	(20,384)	(19,233)	(8,492)	265	(47,844)
Other Operating Expenses	(33,472)	(19,793)	(5,273)	—	(58,538)
Other Underwriting Income (Expense)	110	—	176	(265)	21

Underwriting Profit (Loss)	$11,432	$(5,645)	$4,383	$—	$10,170

Net Investment Income				21,448	21,448
Total Net Realized and Unrealized Losses				(44)	(44)
Interest Expense				(3,861)	(3,861)
Other Income				1,047	1,047
Income (Loss) Before Income Taxes	$11,432	$(5,645)	$4,383	$18,590	$28,760
Income Tax Expense				(7,650)	(7,650)
Net Income					$21,110

Losses and LAE Ratio	60.3%	60.3%	52.8%		59.3%
Commission Expense Ratio	12.4%	22.9%	22.3%		16.7%
Other Operating Expense Ratio (2)	20.3%	23.5%	13.4%		20.4%
Combined Ratio	93.0%	106.7%	88.5%		96.4%

(1) - Includes Corporate segment intercompany eliminations.

(2) - Includes Other Operating Expenses and Other Underwriting Income (Expense).

News Release

May 7, 2018

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Reportable Segment Results

(Unaudited)

	U.S. Insurance
	Three Months Ended March 31, 2018				Three Months Ended March 31, 2017
amounts in thousands	Marine	P&C	Professional Liability	Total	Marine	P&C	Professional Liability	Total	% Change Total
Gross Written Premiums	$41,724	$168,193	$30,011	$239,928	$40,950	$170,634	$26,021	$237,605	1.0%
Ceded Written Premiums	(17,480)	(44,912)	(4,189)	(66,581)	(17,520)	(38,198)	(5,769)	(61,487)	8.3%
Net Written Premiums	24,244	123,281	25,822	173,347	23,430	132,436	20,252	176,118	(1.6%)

Net Earned Premiums	$21,092	$127,590	$24,231	$172,913	$22,694	$119,123	$22,187	$164,004	5.4%
Net Losses and LAE	(15,752)	(80,918)	(13,752)	(110,422)	(13,775)	(71,749)	(13,302)	(98,826)	11.7%
Commission Expenses	(1,408)	(15,167)	(4,286)	(20,861)	(1,472)	(15,366)	(3,546)	(20,384)	2.3%
Other Operating Expenses	(6,275)	(25,624)	(5,092)	(36,991)	(6,821)	(21,814)	(4,837)	(33,472)	10.5%
Other Underwriting Income	77	15	6	98	83	18	9	110	(10.9%)

Underwriting Profit (Loss)	$(2,266)	$5,896	$1,107	$4,737	$709	$10,212	$511	$11,432	(58.6%)

Losses and LAE Ratio	74.7%	63.4%	56.8%	63.9%	60.7%	60.2%	60.0%	60.3%
Commission Expense Ratio	6.7%	11.9%	17.7%	12.1%	6.5%	12.9%	16.0%	12.4%
Other Operating Expense Ratio (1)	29.3%	20.1%	20.9%	21.3%	29.7%	18.3%	21.7%	20.3%
Combined Ratio	110.7%	95.4%	95.4%	97.3%	96.9%	91.4%	97.7%	93.0%

(1) - Includes Other Operating Expenses and Other Underwriting Income.

NM – Percentage change not meaningful

News Release

May 7, 2018

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Reportable Segment Results

(Unaudited)

	Int'l Insurance
	Three Months Ended March 31, 2018				Three Months Ended March 31, 2017
amounts in thousands	Marine	P&C	Professional Liability	Total	Marine	P&C	Professional Liability	Total	% Change Total
Gross Written Premiums	$56,478	$33,960	$37,434	$127,872	$68,833	$40,368	$32,659	$141,860	(9.9%)
Ceded Written Premiums	(8,054)	(13,667)	(7,167)	(28,888)	(10,926)	(29,646)	(6,021)	(46,593)	(38.0%)
Net Written Premiums	48,424	20,293	30,267	98,984	57,907	10,722	26,638	95,267	3.9%

Net Earned Premiums	$39,279	$21,769	$32,162	$93,210	$37,495	$22,180	$24,411	$84,086	10.9%
Net Losses and LAE	(20,446)	(9,223)	(16,174)	(45,843)	(20,601)	(15,869)	(14,235)	(50,705)	(9.6%)
Commission Expenses	(9,730)	(2,565)	(7,461)	(19,756)	(9,541)	(3,742)	(5,950)	(19,233)	2.7%
Other Operating Expenses	(6,810)	(7,679)	(6,041)	(20,530)	(8,440)	(6,423)	(4,930)	(19,793)	3.7%

Underwriting Profit (Loss)	$2,293	$2,302	$2,486	$7,081	$(1,087)	$(3,854)	$(704)	$(5,645)	NM

Losses and LAE Ratio	52.1%	42.4%	50.3%	49.2%	54.9%	71.5%	58.3%	60.3%
Commission Expense Ratio	24.8%	11.8%	23.2%	21.2%	25.4%	16.9%	24.4%	22.9%
Other Operating Expense Ratio	17.3%	35.2%	18.8%	22.0%	22.6%	29.0%	20.2%	23.5%
Combined Ratio	94.2%	89.4%	92.3%	92.4%	102.9%	117.4%	102.9%	106.7%

NM – Percentage change not meaningful

News Release

May 7, 2018

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Net Incurred Loss Activity

(Unaudited)

	For the Three Months Ended March 31,
amounts in thousands	Amounts		Loss Ratio
Net Incurred Loss Activity	2018	2017	2018	2017
U.S. Insurance:
Loss and LAE Payments	$87,551	$69,771	50.7%	42.5%
Change in Reserves	22,871	29,055	13.2%	17.8%
Net Incurred Loss and LAE	$110,422	$98,826	63.9%	60.3%

Int'l Insurance:
Loss and LAE Payments	$48,243	$44,908	51.8%	53.4%
Change in Reserves	(2,400)	5,797	(2.6%)	6.9%
Net Incurred Loss and LAE	$45,843	$50,705	49.2%	60.3%

GlobalRe:
Loss and LAE Payments	$29,273	$28,330	51.8%	74.5%
Change in Reserves	607	(8,261)	1.1%	(21.7%)
Net Incurred Loss and LAE	$29,880	$20,069	52.9%	52.8%

Total
Loss and LAE Payments	$165,066	$143,009	51.2%	50.0%
Change in Reserves	21,078	26,591	6.5%	9.3%
Net Incurred Loss and LAE	$186,145	$169,600	57.7%	59.3%

	For the Three Months Ended March 31,
Impact of Prior Years Reserves	Amounts		Loss Ratio Impact
Favorable / (Unfavorable) Development	2018	2017	2018	2017
U.S. Insurance	$(4,813)	$472	(1.5%)	0.2%
Int'l Insurance	2,483	(6,616)	0.8%	(2.4%)
GlobalRe	364	(941)	0.1%	(0.3%)
Total	$(1,966)	$(7,085)	(0.6%)	(2.5%)

News Release

May 7, 2018

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Net Loss Data

(Unaudited)

	As of March 31, 2018
amounts in thousands	Case	IBNR
Net Loss Reserves:	Reserves	Reserves	Total
U.S. Insurance:
Marine	$55,621	$51,317	$106,938
P&C	190,414	716,879	907,293
Professional Liability	30,736	87,492	118,228
Total U.S. Insurance	$276,771	$855,688	$1,132,459
Int'l Insurance:
Marine	$179,931	$35,943	$215,874
P&C	61,417	35,678	97,095
Professional Liability	37,884	94,682	132,566
Total Int'l Insurance	$279,232	$166,303	$445,535

GlobalRe	$62,695	$90,750	$153,445

Total Net Loss Reserves	$618,698	$1,112,741	$1,731,439

	As of December 31, 2017
	Case	IBNR
Net Loss Reserves:	Reserves	Reserves	Total
U.S. Insurance:
Marine	$58,301	$45,393	$103,694
P&C	192,291	700,264	892,555
Professional Liability	26,774	86,649	113,423
Total U.S. Insurance	$277,366	$832,306	$1,109,672
Int'l Insurance:
Marine	$181,369	$39,949	$221,318
P&C	66,412	37,067	103,479
Professional Liability	31,463	87,211	118,674
Total Int'l Insurance	$279,244	$164,227	$443,471

GlobalRe	$58,962	$93,275	$152,237

Total Net Loss Reserves	$615,572	$1,089,808	$1,705,380

News Release

May 7, 2018

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Investment Data

(Unaudited)

As of March 31, 2018, the average quality of the investment portfolio as rated by S&P and Moody’s was “AA-/Aa3”, respectively, with an effective duration of 3.5 years. The Company does not own any collateralized debt obligations or asset backed commercial paper.

The following table sets forth the Available-For-Sale investments as of March 31, 2018:

	As of March 31, 2018
		Gross	Gross	Cost or
	Fair	Unrealized	Unrealized	Amortized
amounts in thousands	Value	Gains	(Losses)	Cost
Fixed Maturities:
U.S. Treasury Bonds, Agency Bonds and Foreign Government Bonds	$357,303	$1,192	$(4,082)	$360,193
States, Municipalities and Political Subdivisions	721,232	11,912	(4,554)	713,874
Mortgage-Backed and Asset-Backed Securities:
Agency Mortgage-Backed Securities	379,354	1,389	(13,466)	391,431
Residential Mortgage Obligations	63,430	499	(266)	63,197
Asset-Backed Securities	369,337	1,361	(1,701)	369,677
Commercial Mortgage-Backed Securities	161,391	1,088	(2,051)	162,354
Subtotal	$973,512	$4,337	$(17,484)	$986,659
Corporate Exposures (1)	918,887	6,140	(14,019)	926,766
Total Fixed Maturities	$2,970,934	$23,581	$(40,139)	$2,987,492
Short-Term Investments	6,704	—	(3)	6,707
Total Available-For-Sale Investments	$2,977,638	$23,581	$(40,142)	$2,994,199

(1) - Corporate Exposures consist of investments in corporate bonds, hybrid bonds and redeemable preferred stocks.